EXHIBIT NO. 32.2

            CERTIFICATION OF CFO PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Trimble Navigation Limited (the "Company") for the period ended January 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mary Ellen Genovese, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mary Ellen Genovese
-----------------------
    Mary Ellen Genovese
    Chief Financial Officer

    March 15, 2004


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.